SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                      SCHEDULE 14A INFORMATION
             Proxy Statement (Pursuant to Section 14(a)
               of the Securities Exchange Act of 1934)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Section 240.14a-11(c) or
Section 240.14a12

                   STREICHER MOBILE FUELING, INC.
          (Name of Registrant as specified in its Charter)

                   STREICHER MOBILE FUELING, INC.
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011:1

     (4)   Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration No.:

     (3)  Filing Parties:

     (4)  Date Filed:

                   STREICHER MOBILE FUELING, INC.

                  ________________________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON JUNE 30, 1997

                   ______________________________


To the shareholders of
Streicher Mobile Fueling, Inc.

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Streicher Mobile Fueling, Inc., a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Monday, June 30, 1997, at Doubletree Guest Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, for the following purposes:

     (1) To elect five directors to the Company's Board of Directors, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

     (2) To consider and vote upon a proposal to approve the Company's Stock Option Plan; and

     (3) To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on May 27, 1997 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

     Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                     By Order of the Board of Directors,
                     Stanley H. Streicher
                     President and Chief Executive Officer

Fort Lauderdale, Florida
June 5, 1997

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.


                   ANNUAL MEETING OF SHAREHOLDERS

                                 OF

                   STREICHER MOBILE FUELING, INC.
                  ________________________________

                           PROXY STATEMENT
                   ________________________________

               DATE, TIME AND PLACE OF ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation bythe Board of Directors of Streicher Mobile Fueling, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders of the Company, to be held on the 30th day of June, 1997, or any adjournment(s) thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting. The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is June 5, 1997. The principal executive offices of the Company are located at 2720 N.W. 55th Court, Fort Lauderdale, Florida 33309.


                    INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of the Company at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone and facsimile. They will receive no compensation therefor in addition to their regular salaries. Arrangements will be made with banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing.



                       PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

     1. The election of five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's Stock Option Plan (the "Stock Option Plan");
          and

     3. Such other business as may properly come before the Annual Meeting, including any adjournments thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (i) FOR the election of the five nominees for director named below, (ii) FOR the proposal to approve the Stock Option Plan and (iii) in favor of all other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors has set the close of business on May 27, 1997 (the "Record Date"), as the record date for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 2,575,000 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Holders of Common Stock are entitled to one vote per share on each matter that is submitted to shareholders for approval.

     The attendance, in person or by proxy, of the holders of shares of Common Stock representing a majority of the outstanding shares of such stock is necessary to constitute a quorum. For purposes of electing directors at the Annual Meeting, the nominees receiving the greatest number of votes of Common Stock shall be elected as directors. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of (i) the proposal to approve to the Stock Option Plan and (ii) any other matter that may be submitted to a vote of the shareholders. Abstentions are considered as shares present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but are not counted as votes "for" or "against" any matter. The inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.) If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.


   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of May 1, 1997 by (a) each person known to the Company to own beneficially more than five percent of the Company's outstanding Common Stock,
(b) each director (including nominees) who owns any such shares,
(c) each Named Executive Officer (see "Management-Executive Compensation"), and (d) the directors and executive officers of the Company as a group:

[CAPTION]

                                               Common Stock
                                          Beneficially Owned(2)
Name of Beneficial Owner(1)               Shares   Percent

Stanley H. Streicher(3)                 1,425,000      55.3%

E. Scott Golden(4)                          6,000       *

Joseph M. Murphy(4)                         6,000       *

John H. O'Neil, Jr.(4)                      6,000       *

L. Phillips Reames(4)                       6,000       *

All directors and executive
 officers as a                          1,449,000      55.8%
 group (6 persons)


____________________
*   Less than one percent.

(1) Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Streicher Mobile Fueling, Inc., 2720 N.W. 55th Court, Fort Lauderdale, Florida 33309.
(2) Based on 2,575,000 shares of Common Stock outstanding. Pursuant to the rules of the Securities and Exchange Commission (the "Commission"), certain shares of Common Stock which a person has the right to acquire within 60 days of May 1, 1997 pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(3) Reflects (i) 1,351,500 shares owned by Streicher Enterprises, Inc. ("Enterprises"), of which Stanley H. Streicher owns 100% of the outstanding capital stock and (ii) 73,500 shares with respect to which Mr. Streicher has been granted a proxy to vote such shares. Excludes 1,000,000 shares issuable upon exercise of stock options held by Mr. Streicher that are not exercisable within 60 days of May 1, 1997 (See "Executive Compensation and Other Information-Employment Contracts").
(4) Reflects 6,000 shares subject to presently exercisable options. Excludes 6,000 shares issuable upon exercise of stock options held not exercisable within 60 days of May 1, 1997 (See "Management-Director Compensation").


                        ELECTION OF DIRECTORS

                          (Proposal No. 1)

    The Company's Articles of Incorporation provide that the Board of Directors shall consist of not less than one member, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. The Company's Bylaws provide that the number of directors shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors. The Board of Directors has fixed at five the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the 1998 Annual Meeting of Shareholders, expected to be held in June 1998, or until his successor has been duly elected and qualified. Each of the incumbent directors has been nominated as a director to be elected at the Annual Meeting by the holders of Common Stock and proxies will be voted for such persons absent contrary instructions.

    The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

    The following table sets forth certain information with respect to each nominee for election to the Board of Directors:

[CAPTION]


                                                     Director
Name(1)           Position with the Company            Since

Stanley H.
Streicher        President, Chief Executive            1996
                     Officer & Director

E.Scott Golden            Director                     1997

Joseph M. Murphy(2)       Director                     1997

John H. O'Neil,           Director                     1997
Jr.(2)

L. Phillips Reames
(2)(3)                    Director                     1997


____________________

(1) See "Management-Executive Officers and Directors" for biographical information.
(2)  Member of the Audit Committee.
(3) Mr. Reames is a designee of Argent Securities, Inc., which has the right to designate one individual for election as a director until December 2001.


                             MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

The executive officers and directors of the Company are as follows:

[CAPTION]


Name and Address         Age         Position and Office

Stanley H. Streicher     54     President, Chief Executive
                                Officer, Director and Founder

Timmothy Koshollek       33     Vice President of Marketing and
                                Operations

E. Scott Golden          41     Director

Joseph M. Murphy         50     Director

John H. O'Neil, Jr.      67     Director

L. Phillips Reames       53     Director


     Mr. Streicher has served as President and Chief Executive Officer of the Company since its inception in October 1996. Mr. Streicher has also served as the President and Chief Executive Officer of Enterprises, the Company's predecessor, since its inception in 1983. During the period 1979 to 1983, Mr. Streicher operated a mobile fueling business which became the Company's predecessor. From 1972 to 1979, Mr. Streicher served as supervisor of receiving of AT&T's Montgomery Material Management Center, where he designed systems to expedite material and equipment handling. From 1965 to 1972, Mr. Streicher served to the rank of Captain in the United States Military in various leadership capacities, including the command of an aviation division together with the responsibility for scheduling aircraft and their refueling.

     Mr. Koshollek has served as the Vice President of Marketing and Operations since its inception. Mr. Kosholleck served as Vice President of Marketing and Operations of Enterprises from 1994 to October 1996. From 1991 to 1994, Mr. Koshollek was responsible for sales and management of a wholesale seafood company. From 1989 to 1991, he was the operations manager of Enterprises responsible for its Southeast division fuel delivery operations.

     E. Scott Golden has served as a Director of the Company since January 1997. Mr. Golden has maintained his own law office since 1988. From 1983 to 1988, Mr. Golden was an attorney at Buck & Golden, P.A., where he was vice president.

     Joseph M. Murphy has served as a Director of the Company since January 1997. Since August 1983 Mr. Murphy has served as President and Chief Executive Officer of Murphy Management, a management consulting and executive search firm he founded, which specializes in the retail, general merchandise, supermarket and food industries.

     John H. O'Neil, Jr. has served as a Director of the Company since January 1997. Since February 1993, Mr. O'Neil has served as Chairman of Health Foundation of South Florida, a non-profit charitable foundation, and has served as its Chief Executive Officer since February 1996. Mr. O'Neil has served as Chairman of Cedars Medical Center since May 1992.

     L. Phillips Reames has served as a Director of the Company since January 1997. Since 1981, Mr. Reames has served as the
Chairman of Argent Securities, Inc. ("Argent"), an investment banking firm.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held two meetings during the fiscal year ended January 31, 1997 and took certain actions by unanimous written consent. Each director attended at least 75 percent of the aggregate of (i) the number of such meetings and (ii) the number of meetings of committees of the Board of Directors held during the fiscal year ended January 31, 1997.

     The Board of Directors established an Audit Committee in February 1997. Messrs. O'Neil, Murphy and Reames are members of the Audit Committee. The duties and responsibilities of the Audit Committee include (a) recommending to the full Board the appointment of the Company's auditors and any termination of engagement, (b) reviewing the plan and scope of audits, (c) reviewing the Company's significant accounting policies and internal controls and (d) having general responsibility for all related auditing matters. The Audit Committee did not hold any meetings during the fiscal year ended January 31, 1997.

DIRECTOR COMPENSATION

     The Company compensates each non-employee director a director's fee of $1,000 per month. In addition, the Company's directors are reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof. In February 1997, each non-employee director was granted options to purchase 12,000 shares of Common Stock at an excise price of $8.375 per share, which options vest at a rate of 1,000 shares per month, commencing on February 1, 1997. Such options are callable by the Company at any time (i) after February 1, 2002 or (ii) when the bid price for the Common Stock is at least $20.00 per share.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer (the "Named Executive Officer") for the fiscal years ended January 31, 1997, 1996 and 1995. No other executive officer's salary and bonus equaled or exceed $100,000 for such years.

                     SUMMARY COMPENSATION TABLE

[CAPTION]


                                                      Long Term
                         Annual Compensation(1)     Compensation

Name and Principal   Fiscal Year                      All Other
Position             ended 1/31     Salary     Bonus  Compensation

Stanley H.
Streicher,             1997       $246,550      --         --
President & Chief      1996        150,113      --         --
Executive Officer      1995         93,817      --         --


_____________

(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such columns. The aggregate amount of perquisites and other personal benefits provided to the Named Executive Officer is less than 10% of the total annual salary and bonus of such officer.

OPTION GRANTS TABLE

     The following table sets forth certain information concerning grants of stock options made during the fiscal year ended January 31, 1997 to the Named Executive Officer.

[CAPTION]




                     Individual Option Grants in Fiscal Year

                                   % of Total
                                     Options
                                   Granted to   Exercise
                       Number       Employees     Price
                     of Options     in Fiscal      Per    Expiration
Name                   Granted        1997      Share(1)     Date

Stanley H. Streicher   1,000,000      100%       $6.00     12/11/06

(continued)

                             Potential Realizable Value
                             at Assumed Annual Rates of
                              Stock Price Appreciation
                                 For Option Term(2)
                              5%              10%

Stanley H. Streicher         $3,773,368      $9,562,455



________________

(1) All options were granted at exercise prices equal to the initial offering price of the Common Stock upon the effectiveness of the Company's initial public offering.
(2) The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of the market price of the Common Stock.


STOCK OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

      The following table sets forth certain information concerning option exercises in fiscal year ending January 31, 1997, the number of options held by the Named Executive Officer as of January 31, 1997 and the value (based on the fair market value of a share of stock at fiscal year-end) of in-the-money options outstanding as of such date.

[CAPTION]



                                Number of
                                 Shares
                                Acquired               Value
                               on Exercise           Realized

Stanley H. Streicher                0                   --


(continued)

                                               Value of Unexercised
                     Number of Unexercised            In-the-
                          Options at             Money Options at
                       January 31, 1997         January 31, 1997(1)

                     Exercis-        Unexer-   Exercis-   Unexer-
                     able            cisable   able       cisable

Stanley H.
Streicher              0            1,000,000     --     $2,625,000


_______________

(1) The closing sale price for the Company's Common Stock as reported on the Nasdaq SmallCap Market on January 31, 1997 was $8.625. Value is calculated by multiplying (a) the difference between $8.625 and the option exercise price by
      (b) the number of shares of Common Stock underlying the option.

EMPLOYMENT CONTRACTS

      The Company entered into an employment agreement with Stanley H. Streicher effective December 11, 1996, pursuant to which Mr. Streicher serves as President and Chief Executive Officer of the Company. The term of the agreement is five years. The term of agreement will automatically renew for two successive two-year terms, unless notice of termination is given prior to a renewal period. The agreement provides that Mr. Streicher shall receive an initial annual base salary of $275,000 which shall be increased to reflect the change of the cost of living, based upon the change, from the preceding January 1, in the consumer price index for All Urban Consumers, as published by the U.S. Bureau of Labor Statistics. In addition to salary, Mr. Streicher will be eligible to participate in a bonus pool which will provide him additional compensation of up to 10% of the Company's pre-tax earnings.

      The agreement provides that if Mr. Streicher's employment is terminated as a result of his death or disability, he or his estate will receive for a period of six months his base salary in effect as of the date of termination and a prorated amount of any bonuses. The agreement also provides that in the event Mr. Streicher's employment is terminated "without cause" or for "good reason," Mr. Streicher will receive, in addition to any salary, bonus and other compensation accrued through the date of termination, a lump sum equal to the greater of the full amount of salary, bonuses and other compensation due under the agreement for the remainder of the term and three times the then-existing salary and most recent annual bonus. The agreement further provides that Mr. Streicher will not compete with the Company (i) while employed by the Company, and (ii) for a period of two years following termination of employment. In the event that his employment is terminated without cause, as a result of his death or disability, or upon a change of control (as defined in the employment agreement), all options to purchase Common Stock held by Mr. Streicher shall become immediately exercisable. The Company may terminate the agreement for "justifiable cause" which as defined therein means Mr. Streicher's conviction of a felony involving moral turpitude, fraud, dishonesty, or any crime in connection with his employment which causes the Company substantial detriment; continual gross neglect of his duties; unauthorized dissemination or use of confidential information of the Company; or engaging in competition with the Company during the term of the agreement. Pursuant to the agreement, the Company is obligated to pay all legal expenses associated with any legal proceedings concerning the interpretation of the agreement.

      The agreement further provides Mr. Streicher with stock options that will enable him to acquire up to an aggregate of 1,000,000 shares of Common Stock at an exercise price equal to the initial offering price of the Company following the closing of this Offering. The exercise of the stock options is contingent upon the Company achieving either a specified earnings per share level or a specified stock price level (the "performance threshold"), for the corresponding fiscal year-end. Commencing with fiscal year-ended January 31, 1998 and at each of the four fiscal year ends thereafter, 200,000 of such options will become exercisable if the Company achieves earnings per share of $.36, $.43, $.52, $.62 and $.74 for the fiscal years ended January 31, 1998, 1999, 2000, 2001 and 2002, respectively, (or cumulative earnings per share after fiscal 1998 of $.66, $1.09, $1.61, $2.23 and $2.97, respectively,) or the closing bid price of the Company's Common Stock on any 20 consecutive trading days during such fiscal year is $7.25, $8.75, $10.50, $12.50 and $15.00, respectively, or the Company has cumulative net income of $2 million, $3 million, $4 million, $5 million and $6 million, respectively. For any fiscal year after January 31, 1998 in which the Company attains the foregoing earnings per share, stock price or cumulative net income targets, any options eligible for vesting in prior years which were not vested and exercisable because the targets for such fiscal years were not achieved, shall become exercisable. In addition, for any fiscal year in which the Company attains the earnings per share, stock price or cumulative net income targets applicable to a subsequent fiscal year, all options eligible for vesting in such subsequent fiscal year shall vest and become exercisable. If any of the Warrants are exercised, the options shall vest and become exercisable pro rata (based on the number of Warrants exercised) to the extent not already vested in accordance with the foregoing. Regardless of the Company's performance, all of the stock options granted to Mr. Streicher shall vest and become exercisable ten years from the date of the grant.

CERTAIN TRANSACTIONS

      The Company was incorporated in October 1996. Prior to the effective date of the Company's Registration Statement for its initial public offering on December 11, 1996, the Company's business was conducted through the Mobile Fueling Division of Enterprises, which began mobile fueling operations in 1983. On December 11, 1996, Enterprises completed a corporate reorganization pursuant to which Enterprises transferred to the Company all assets, liabilities and operations of its Mobile Fueling Division. At January 31, 1997, the Company had a note receivable from Enterprises in the amount of $319,043, which represents tax benefits of the Company used by Enterprises, cash advances to Enterprises and certain expenses of Enterprises paid by the Company prior to its initial public offering. The note receivable bears interest at 8.25% per annum and payments of interest only are due annually until January 31, 2007, when all accrued interest and unpaid principal will become due and payable.

      The Company leases its Fort Lauderdale, Florida headquarters from Stanley H. Streicher pursuant to a lease expiring on July 31, 2014 for $4,000 per month. Rent expense on this facility totaled $51,000 and $48,000 for the fiscal years ended January 31, 1996 and 1997, respectively. The Company also leases its Jacksonville, Florida facilities from Mr. Streicher pursuant to a lease expiring on August 31, 2015 for $1,000 per month. Rent expense for this facility totaled $13,000 for the year ended January 31, 1996 and $18,000 for the year ended January 31, 1997.
      Mr. Streicher has personally guaranteed the Company's $2.7 million bank line of credit, as well as notes payable by the Company in the amounts of $470,737 and $41,177. To the extent that the Company reduces the Company's bank debt, Mr. Streicher will be relieved of his personal guaranty of such indebtedness. Pursuant to the employment agreement entered into between the Company and Mr. Streicher, the Company will use its best efforts to remove and cause to be terminated all guarantees provided by Mr. Streicher. Until such time as the Company is able to have Mr. Streicher's guarantees terminated, the Company will compensate Mr. Streicher two percent per annum of the outstanding balance, payable quarterly, for providing such guarantees.

      Mr. Golden performed legal services for the Company during the fiscal year ended January 31, 1997 and may be retained to provide legal advice to the Company from time to time in the future.

      Argent served as the Company's underwriters in its initial public offering. In connection with the offering, Argent was granted an option to purchase up to 100,000 shares of Common Stock at a price of $9.30 per share and 100,000 Warrants at a price of $.19375 per Warrant. Each Warrant shall entitle Argent to purchase one share of Common Stock at $9.30 per share. Agent's option is exercisable for a period of four years, commencing December 11, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ending January 31, 1997 all of the Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Form 3s (Initial Statement of Beneficial Ownership of Securities) for Timothy Koshollek, L. Phillips Reames, John O'Neil, Jr., Joseph M. Murphy and E. Scott Golden were not filed on a timely basis.


             APPROVAL OF THE COMPANY'S STOCK OPTION PLAN

                          (Proposal No. 2)

      The Company adopted the Stock Option Plan in October 1996. In April 1997, the Board of Directors approved an amendment to the Stock Option Plan increasing from 100,000 to 250,000 the number of shares reserved for issuance upon exercise of stock options granted under the Stock Option Plan. The material features of the Stock Option Plan, as amended by the amendment described above, are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Stock Option Plan, as amended, which is attached hereto as Exhibit A.

GENERAL TERMS AND CONDITIONS

      The purpose of the Stock Option Plan is to advance the interest of the Company by providing additional incentives to attract and retain qualified and competent persons who are key to the Company, including key employees, officers (whether or not employees), directors and consultants and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Stock Option Plan authorizes (a) the granting of incentive or non-statutory stock options to purchase Common Stock to key employees, directors and officers (whether or not employees) and consultants to the Company satisfying the description above, (b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith, and (c) the use of already owned Common Stock as payment of the exercise price for options granted under the Stock Option Plan and other forms of cashless exercises of options. A total of 250,000 shares of Common Stock are currently reserved for issuance under the Stock Option Plan. As of May 1, 1997, the Company has granted 48,000 options to purchase shares of Common Stock under the Stock Option Plan.

      The Stock Option Plan is administered by a committee (the "Committee"), consisting of two or more directors designated by the Board of Directors or, in the absence of such a Committee, the entire Board of Directors. The Committee has the power to determine the terms of options granted to employees, directors and officers (whether or not employees), including the exercise price, the number of shares subject to the option and the exercisability thereof. Each option is exercisable after the period or periods specified in the option agreement, but no option may be exercisable after the expiration of ten years from the date of grant. In general, options granted under the Stock Option Plan are not transferable other than by will or by the laws of descent and distribution and each option shall be exercisable during the optionee's lifetime only by the optionee. The Stock Option Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must (i) provide for recourse to the optionee, (ii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iii) be collateralized by the pledge of shares of Common Stock that the optionee purchased upon exercise of such option. Unless terminated sooner, the Stock Option Plan will terminate ten years from its effective date.

      Subject to the provisions in any separate employment agreement with an optionee, the unexercised portion of any option granted to an employee under the Stock Option Plan shall automatically be terminated (a) three months after the date on which the optionee's employment is terminated for any reason other than (i) Cause (as defined in the Stock Option Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) one year after the date on which the optionee's employment is terminated by reason of mental or physical disability; or (d) (i) one year after the date on which the optionee's employment is terminated by reason of the death of the employee, or (ii) three months after the date on which the optionee shall die if such death shall occur during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

      To prevent dilution of the rights of a holder of an option, the Stock Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of stock dividend or recapitalization resulting in a stock split-up, combination or exchange of shares. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the Stock Option Plan.

FEDERAL INCOME TAX EFFECTS

      The Stock Option Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of
1974, as amended.

      Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the Stock Option Plan, an optionee (other than an officer or director of the Company) will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the option of the shares of Common Stock acquired on exercise over the exercise price. That income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

      If an optionee pays for shares of Common Stock on exercise of an option by delivering shares of the Company's Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

      The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

      Incentive Stock Options. The Stock Option Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code to employees of the Company or its subsidiaries. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

      If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income the optionee recognizes will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

      An optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

      For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an item of adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no item of adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the item of adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

      Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his or her particular situation, each optionee should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of Common Stock acquired on exercise of an option.

OPTIONS GRANTED UNDER THE STOCK OPTION PLAN

      As of May 1, 1997, the Company had granted options to purchase 48,000 shares of Common Stock under the Stock Option Plan to its non-employee directors. The options vest at a rate of 1,000 shares per month per covered director for twelve months commencing February 1, 1997.

      The Board of Directors believes that options granted under the Stock Option Plan will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Compensation Committee or, in the absence of such Compensation Committee, the entire Board of Directors in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive options or the number of shares for which options will be granted.

VOTE REQUIRED AND RECOMMENDATION

      The Board of Directors has approved the Stock Option Plan and is recommending approval by the shareholders because it believes that the Stock Option Plan is in the Company's best interests.

      The affirmative vote of a majority of the votes of Common
Stock present in person or by proxy at the Annual Meeting and entitled to vote will be required for approval of the Stock
Option Plan as set forth hereinabove.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL  OF
THE COMPANY'S STOCK OPTION PLAN.


          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Company's independent public accountant for the year ended January 31, 1997 was and for the fiscal year ended January 31, 1998 will be the firm of Arthur Andersen LLP. It is expected that representatives of such firm will (i) attend the Annual Meeting, (ii) have an opportunity to make a statement if they desire to do so, and (iii) be available to respond to appropriate questions.

                           OTHER BUSINESS

      The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

            INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be presented at the 1997 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices on or before February 5, 1998.


                               By Order Of The Board Of Directors
                               Stanley H., Streicher
                               President and Chief Executive
                               Officer


Fort Lauderdale, Florida
June 5, 1997

























                              EXHIBIT A

                  _________________________________

                   STREICHER MOBILE FUELING, INC.

                          STOCK OPTION PLAN

                  _________________________________

     1. PURPOSE. The purpose of this Plan is to advance the interests of STREICHER MOBILE FUELING, INC., a Florida corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent persons who are key employees of the Company, directors and officers (whether or not employees) and consultants to the Company and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

           (a) "Board" shall mean the Board of Directors of the Company.

           (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 13 hereof or, if not appointed, the Board.

           (c) "Common Stock" shall mean the Company's no par value Common Stock.


           (d)  "Director" shall mean a member of the Board.

           (e) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                (i) participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                (ii)  participation in an ongoing securities
acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                (iii) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

           (f) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

           (g) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue
Code.

           (h)  "Internal Revenue Code" shall mean the Internal
Revenue Code of 1986, as amended from time to time.

           (i) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

           (j) "Officer" shall mean the Company's president, principal financial officer, principal accounting officer and any other person who the Company identifies as an "executive officer" for purposes of reports or proxy materials filed by the Company pursuant to the Securities Exchange Act.

           (k) "Option" (when capitalized) shall mean any option granted under this Plan.

           (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

           (m) "Plan" shall mean this Stock Option Plan for the Company.

           (n)  "Securities Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended.

           (o) "Share(s)" shall mean a share or shares of the Common Stock.


     3. SHARES AND OPTIONS. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to Two Hundred Fifty Thousand (250,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

     4. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Internal Revenue Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company), exceeds $100,000.

     5.    CONDITIONS FOR GRANT OF OPTIONS.

           (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee which may include employees, directors and officers (whether or not employees) and consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

           (b) In granting Options, the Committee may take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

           (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

           (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Director or Officer unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Disinterested Persons.

     6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements.
Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and
(iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

     8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

           (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

           (b) Unless otherwise provided in any Option, each outstand ing Option shall become immediately fully exercisable:

                (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation
of  the  Company  in   a reorganization, consolidation, merger,
liquidation or  any  other form of corporate transaction;

                (ii)  if the stockholders of the Company shall
approve a plan of   merger,   consolidation,  reorganization,
liquidation   or dissolution  in  which the Company does not
survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                (iii) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

           (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

           (d) Options granted to Officers and Directors shall not be exercisable until the expiration of a period of at least six months following the date of grant.

     9.    TERMINATION OF OPTION PERIOD WITH RESPECT TO EMPLOYEE
GRANTS.

           (a) The unexercised portion of an Option granted to an employee of the Company shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                (i) three months after the date on which the Optionee's employment is terminated or, in the case of a Non-Statutory Stock Option, and unless the Committee shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

                (ii)  immediately upon the termination of the
Optionee's employment for Cause;

                (iii) one year after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue
Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                (iv)  (A) twelve months after the date of
termination of the Optionee's employment by reason of death of the employee, or (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

           (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or (iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

     10.   ADJUSTMENT OF SHARES.

           (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

           (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof.

           (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

           (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to
make, authorize   or   consummate   (i)   any   or   all
adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business;
(ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolu tion or liquidation of the Company;
(v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     11. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee other wise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

     12. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the follow ing:

           (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

           (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certi ficates.

     13.   ADMINISTRATION OF THE PLAN.

           (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Disinterested Persons to the extent required by Section 5(d) hereof. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

           (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan.
The Committee's    determinations   and   its   interpretation
and construction of any provision of the Plan shall be final and con clusive.

           (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

     14. INCENTIVE OPTIONS FOR 10% STOCKHOLDERS. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its subsidiary [as defined in Section 424 of the Internal Revenue Code] at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     15.   INTERPRETATION.

           (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the
Internal Revenue  Code.   If  any provision of the  Plan  should
be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

     (b) This Plan shall be governed by the laws of the State of Florida.

           (c)  Headings contained in this Plan are for
convenience only and shall in no manner be construed as part of this Plan.

           (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     16.   AMENDMENT AND DISCONTINUATION OF THE PLAN.  Either the
Board or the Committee may from time to time amend the Plan or any Option.

     17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the effective date.


















                            FORM OF PROXY

                   STREICHER MOBILE FUELING, INC.

              THIS PROXY IS SOLICITED ON BEHALF OF THE

                  BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, a shareholder of STREICHER MOBILE FUELING, INC., a Florida corporation (the "Company"), hereby appoints Stanley H. Streicher and E. Scott Golden and each of them, as
proxies   for the  undersigned,  each  with   full power of
substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of stock of the Company held of record by the undersigned at the close of business on May 27, 1997 at the Annual Meeting of Shareholders of the Company to be held at Doubletree Guest Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, on June 30, 1997 at 10:00 a.m., local time, and at any adjournments thereof.

     The Board of Directors unanimously recommends a vote FOR each proposal.

     1. ELECTION OF       Stanley H. Streicher
        DIRECTORS         L. Phillips Reames
                          John H. O'Neil, Jr.
                          Joseph M. Murphy
                          E. Scott Golden

           [ ] VOTE FOR all nominees listed above, except authority to vote withheld from the following nominees (if any).

           [ ] AUTHORITY TO VOTE WITHHELD from all nominees.

     2.  Proposal to approve the Company's Stock Option Plan.

           [ ] VOTE FOR    [ ] VOTE AGAINST  [ ] ABSTAIN

     3. Upon such other matters as may properly come before such Annual Meeting or any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

THIS  PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE  MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

                         (See reverse side)









                     (Continued from other side)

     The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 1997 Annual Meeting, (2) the
Proxy Statement, and (3) the 1996 Annual Report to Shareholders.


Dated: _________________, 1997


__________________________________
(Signature)


__________________________________
(Signature if held jointly)


IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE  MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY  USING  THE
ENVELOPE PROVIDED.  NO POSTAGE NECESSARY IF MAILED IN THE  UNITED
STATES.